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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                ---------------

        Date of Report (Date of earliest event reported) June 22, 1998

        Commission File Number 1-6862


                       DONALDSON, LUFKIN & JENRETTE, INC.
                           (Exact name of registrant)


             Delaware                              13-1898818
     (State of organization)         (I.R.S. Employer Identification Number)


                                277 Park Avenue
                            New York, New York 10172
             (Address of principal executive offices and zip code)

                                 (212) 892-3000
                        (Registrant's telephone Number)

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ITEM 5.  OTHER EVENTS

         On June 22, 1998, Donaldson, Lufkin & Jenrette, Inc. (the "Company") and the agents identified in a Distribution Agreement, dated as of September 3, 1997 (the "Distribution Agreement") amended the Distribution Agreement (the "Amendment to Distribution Agreement") pursuant to which Medium-Term Notes due Nine Months or More from Date of Issue ("Medium-Term Notes") will be distributed. The Amendment to Distribution Agreement increased the aggregate principal amount of Medium-Term Notes distributed thereunder from $500,000,000 to up to $650,000,000 or the equivalent thereof in one or more other currencies or currency units such as the European Currency Unit. The Amendment to Distribution Agreement is attached hereto as Exhibit 1.1 and incorporated by reference herein. The Distribution Agreement was filed as an Exhibit to a Report on Form 8-K dated September 9, 1997 and is incorporated by reference herein.

         The Medium-Term Notes are part of the $1,000,000,000 in debt securities registered by the Company pursuant to a Registration Statement, as amended (the "Registration Statement") filed with the Securities and Exchange Commission ("Commission") on Form S-3 (Registration No. 333-34149) pursuant to Rule 415 promulgated by the Commission under the Securities Act of 1933, as amended (the "Act"). Pursuant to the Registration Statement, the Company has filed a Prospectus Supplement dated June 23, 1998, to the Prospectus dated August 22, 1997, providing for the issuance of Medium-Term Notes in an aggregate principal amount up to $650,000,000. The Medium-Term Notes may bear fixed or floating rates of interest and may also be issued as Indexed Notes, Dual Currency Notes, Renewable Notes, Amortizing Notes or as Original Issue Discount Notes as described in the Prospectus Supplement. A form of Fixed Rate Medium-Term Note and Regular Floating Rate Medium-Term Note were filed as Exhibits 4.2 and 4.3, respectively, to the Report on Form 8-K dated September 9, 1997, and are incorporated by reference herein. The Chase Manhattan Bank (the "Calculation Agent") may perform certain services in connection with the issuance of Medium-Term notes bearing floating rates of interest or bearing fixed rates of interest determined by reference to an interest rate formula, if any, pursuant to a Calculation Agent Agreement between the Company and the Calculation Agent. The Calculation Agent Agreement was filed as Exhibit 4.4 to the Report on Form 8-K dated September 9, 1997 and is incorporated by reference herein. Tax consequences of ownership and disposition of notes are described in the Prospectus Supplement. The opinion of Wilmer, Cutler & Pickering, special tax counsel to the Company, is attached hereto as Exhibit 8.1 and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

         c.       Exhibits.

                  1.1      Amendment to Distribution Agreement.

                  5.1      Opinion of Wilmer, Cutler & Pickering.

                  8.1      Tax Opinion of Wilmer, Cutler & Pickering.

                  23.1 Consent of Opinion of Wilmer, Cutler & Pickering (included in Exhibits 5.1 and 8.1).



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DONALDSON, LUFKIN & JENRETTE, INC.



                                            By: /s/ Charles J. Hendrickson
                                               ------------------------------
                                            Name:   Charles J. Hendrickson
                                            Title:  Senior Vice President
                                                      and Treasurer



Dated: June 24, 1998


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                                 EXHIBIT INDEX

                                                                SEQUENTIALLY
EXHIBIT                                                         NUMBERED
NUMBER                  EXHIBIT                                 PAGE
------                  -------                                 ------------

1.1      Amendment to Distribution Agreement.

5.1      Opinion of Wilmer, Cutler & Pickering.

8.1      Tax Opinion of Wilmer, Cutler & Pickering.

23.1     Consent of Opinion of Wilmer, Cutler & Pickering
         (included in Exhibits 5.1 and 8.1).


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